UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
 _______________________

FORM 8-K
_______________________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 25, 2023

THE INTERPUBLIC GROUP OF COMPANIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-6686	13-1024020
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
909 Third Avenue, New York, New York 10022
(Address of principal executive offices) (Zip Code)
(212)704-1200
(Registrant’s telephone number, including area code)

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.10 per share	IPG	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

(a) The annual meeting of stockholders of The Interpublic Group of Companies, Inc. ("IPG") was held on May 25, 2023.

(b) The following matters were voted upon with the results indicated below.

1. The nominees listed below were elected directors until the next annual meeting of stockholders with the respective votes set forth opposite their names:

NOMINEE	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES

Jocelyn Carter-Miller	303,651,425	40,618,585	579,126	16,400,935
Mary J. Steele Guilfoile	316,417,625	27,850,242	581,269	16,400,935
Dawn Hudson	325,085,299	19,184,302	579,535	16,400,935
Philippe Krakowsky	339,585,102	4,754,270	509,764	16,400,935
Jonathan F. Miller	334,400,009	9,899,212	549,915	16,400,935
Patrick Q. Moore	342,356,884	1,970,090	522,162	16,400,935
Linda S. Sanford	333,811,210	10,464,731	573,195	16,400,935
David M. Thomas	321,495,279	22,798,150	555,707	16,400,935
E. Lee Wyatt, Jr.	338,809,646	5,517,176	522,314	16,400,935

2. A proposal to approve confirmation of the appointment of PricewaterhouseCoopers LLP as independent registered public accounting firm for fiscal year 2023 was approved with the votes set forth below:

For	332,880,830
Against	28,056,484
Abstain	312,757

There were no broker non-votes.

3. An advisory ballot question on named executive officer compensation was approved with the votes set forth below:

For	323,886,991
Against	19,936,304
Abstain	1,025,841
Broker Non-Votes	16,400,935

4. An advisory ballot question on the frequency of stockholder advisory votes on executive compensation resulted in the votes set forth below:

Every year	337,468,937
Every two years	677,418
Every three years	6,358,485
Abstain	344,296
Broker Non-Votes	16,400,935

5. A stockholder proposal entitled “Independent Board Chairman” was defeated with the votes set forth below:

For	93,451,951
Against	250,561,955
Abstain	835,230
Broker Non-Votes	16,400,935

(c) In light of stockholder support for the Board’s recommendation to conduct annual advisory stockholder votes on named executive officer compensation, IPG will include an advisory vote on named executive officer compensation every year in its proxy materials, although it reserves the right to reevaluate this policy at any time.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE INTERPUBLIC GROUP OF COMPANIES, INC.
Date: May 31, 2023	By: /s/ Andrew Bonzani
Name: Andrew Bonzani Title: Executive Vice President and General Counsel